                                                                    EXHIBIT 10.5
                               AMENDMENT NO. 5 TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDMENT NO. 5 TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment Agreement") is made and entered into as of this 30th day of June, 2000, by and between APPLICA INCORPORATED, f/k/a Windmere-Durable Holdings, Inc., a Florida corporation (the "Borrower"), BANK OF AMERICA, N.A., f/k/a NationsBank, National Association, as Agent (the "Agent") and as a Lender, and the other Lenders party thereto (together with the Agent, the "Lenders"). Unless the context requires otherwise, all capitalized terms used herein without definition shall have the respective meanings assigned thereto in the Credit Agreement (as defined below).

                              W I T N E S S E T H:

         WHEREAS, the Lenders and the Borrower have entered into that certain Amended and Restated Credit Agreement dated as of August 7, 1998 (as heretofore and hereby amended, and as further amended, supplemented or restated from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower has requested that the Lenders consent to amend certain provisions of the Credit Agreement and the Loan Documents; and

         WHEREAS, the Lenders are willing to consent to the amendments to the Credit Agreement requested by the Borrower, as more fully set forth herein; and

         NOW, THEREFORE, in consideration of the premises, the terms, covenants and conditions hereinafter appearing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

         1. AMENDMENT TO CREDIT AGREEMENT. Section 10.22(d) of the Credit Agreement is hereby deleted and the following new subsection (d) is inserted in replacement thereof:

                  (d) CONSOLIDATED LEVERAGE RATIO. Permit Consolidated Leverage Ratio to be greater than the ratio indicated below at any time during the period indicated:

                  April 1, 1999 through
                  September 30, 1999                               6.25 to 1.00

                  October 1, 1999 through
                  March 31, 2000                                   5.00 to 1.00

                  April 1, 2000 through
                  September 30, 2000                               4.50 to 1.00

                  October 1, 2000 through
                  December 31, 2000                                3.75 to 1.00

                  January  1, 2001 through
                  June 30, 2001                                    3.00 to 1.00

                  July 1, 2001 through
                  September 30, 2001                               3.50 to 1.00

                  October 1, 2001
                  and thereafter                                   3.00 to 1.00

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS.

                  (a) By its execution and delivery hereof, the Borrower certifies that:

                           (i) all of the representations and warranties made by the Borrower in the Credit Agreement and in each of the other Loan Documents are true and correct as of the date hereof as if each of said representations and warranties were set out in full herein and made as of the date of execution and delivery hereof, except that all representations and warranties that refer to the financial statements of the Borrower shall be deemed to refer to the financial statements of the Borrower most recently delivered in accordance with SECTION 9.1 of the Credit Agreement; and

                           (ii) no event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, will constitute a Default or an Event of Default on the part of the Borrower under the Credit Agreement or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

                  (b) The Borrower further covenants and agrees that the representations and warranties contained in the Credit Agreement and the other Loan Documents, as hereby reaffirmed, and the representations and warranties made herein shall survive the execution and delivery of this Amendment Agreement.

         4. EXPENSES. The Borrower agrees to reimburse the Agent and the Lenders for all costs and out-of-pocket expenses, including, without limitation, attorneys' fees and disbursements, incurred in connection with the negotiation, preparation, execution and delivery of this Amendment Agreement.

         5. ENTIRE AGREEMENT. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and none of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as set forth in this Amendment Agreement or otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any party. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any preceding or succeeding breach thereof.

         6. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         7. GOVERNING LAW. This Amendment Agreement shall in all respects be governed by, and construed in accordance with, the laws of the state of New York.

         8. ENFORCEABILITY. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         9. COUNTERPARTS. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.



                            [Signature pages follow.]

         IN WITNESS WHEREOF, the Borrower and the Lenders have caused this Amendment Agreement to be duly executed under seal by their duly authorized officers, all as of the day and year first above written.

                                           BORROWER:

                                       APPLICA INCORPORATED, FORMERLY KNOWN
                                       AS WINDMERE-DURABLE HOLDINGS, INC.,
                                       as Borrower


                                       By:  /s/ Terry Polistina
                                            -----------------------------------
                                       Name: Terry Polistina
                                            -----------------------------------
                                       Title: S.V.P. - Finance & Administration
                                             ----------------------------------


                                       AGENT:

                                       BANK OF AMERICA, N.A., FORMERLY KNOWN
                                       AS NATIONSBANK, NATIONAL ASSOCIATION,
                                       as Agent


                                       By:  /s/ Adam Kaplan
                                            -----------------------------------
                                       Name:    Adam Kaplan
                                            -----------------------------------
                                       Title:   Vice President
                                             ----------------------------------


                                       LENDERS:

                                       BANK OF AMERICA, N.A., FORMERLY KNOWN
                                       AS NATIONSBANK, NATIONAL ASSOCIATION


                                       By:  /s/ Adam Kaplan
                                            -----------------------------------
                                       Name:    Adam Kaplan
                                            -----------------------------------
                                       Title:   Vice President
                                             ----------------------------------


                                       ABN AMRO BANK N.V.


                                       By:
                                            -----------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                           ALLIANCE CAPITAL MANAGEMENT L.P., as
                                           Manager on behalf of ALLIANCE CAPITAL
                                           FUNDING, L.L.C.

                                           By: ALLIANCE CAPITAL MANAGEMENT
                                               CORPORATION, General Partner of
                                               Alliance Capital Management L.P.


                                           By:  /s/ James E. Kennedy
                                                -------------------------------
                                           Name:    James E. Kennedy
                                                -------------------------------
                                           Title:   Senior Vice President
                                                 ------------------------------


                                           OAK MOUNTAIN LIMITED

                                           By: ALLIANCE CAPITAL MANAGEMENT L.P.,
                                               as Investment Manager

                                           By: ALLIANCE CAPITAL MANAGEMENT
                                               CORPORATION, as General Partner


                                           By:  /s/ Joel Serebransky
                                                -------------------------------
                                           Name:    Joel Serebransky
                                                -------------------------------
                                           Title:   Senior Vice President
                                                 ------------------------------




                                           ARES LEVERAGED INVESTMENT FUND, L.P.

                                           By:  ARES Management, L.P.
                                           Its: General Partner


                                           By:  /s/ David A. Sachs
                                                -------------------------------
                                           Name:    David A. Sachs
                                                -------------------------------
                                           Title:   Vice President
                                                 ------------------------------

                                           ARES LEVERAGED INVESTMENT FUND II,
                                           L.P.

                                           By:  ARES Management II, L.P.
                                           Its: General Partner


                                           By:  /s/ David A. Sachs
                                                -------------------------------
                                           Name:    David A. Sachs
                                                -------------------------------
                                           Title:   Vice President
                                                 ------------------------------


                                           ARES III CLO LTD.

                                           By:  ARES CLO Management, LLC
                                           Its: General Partner


                                           By:  /s/ David A. Sachs
                                                -------------------------------
                                           Name:    David A. Sachs
                                                -------------------------------
                                           Title:   Vice President
                                                 ------------------------------


                                           BALANCED HIGH-YIELD FUND II LTD

                                           By: BHF (USA) Capital Corporation,
                                               acting through its New York
                                               Branch, as attorney-in-fact


                                           By:  /s/ Richard Cameron
                                                -------------------------------
                                           Name:    Richard Cameron
                                                -------------------------------
                                           Title:   Vice President
                                                 ------------------------------


                                           By:  /s/ Thomas J. Seito
                                                -------------------------------
                                           Name:    Thomas J. Seito
                                                -------------------------------
                                           Title:   Vice President
                                                 ------------------------------


                                           BHF (USA) CAPITAL CORPORATION


                                           By:  /s/ Richard Cameron
                                                -------------------------------
                                           Name:    Richard Cameron
                                                -------------------------------
                                           Title:   Vice President
                                                 ------------------------------


                                           By:  /s/ Thomas J. Seito
                                                -------------------------------
                                           Name:    Thomas J. Seito
                                                -------------------------------
                                           Title:   Vice President
                                                 ------------------------------


                                           BANKATLANTIC


                                           By:  /s/ Arthur L. Bigelow
                                                -------------------------------
                                           Name:    Arthur L. Bigelow
                                                -------------------------------
                                           Title:   President - Broward County
                                                 ------------------------------

                                           BANK AUSTRIA CREDITANSTALT CORPORATE
                                           FINANCE, INC.


                                           By:
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           BANK LEUMI LE-ISRAEL B.M.


                                           By:  /s/ Joseph F. Kealini
                                                -------------------------------
                                           Name:    Joseph F. Kealini
                                                -------------------------------
                                           Title:   Vice President
                                                 ------------------------------


                                           BARCLAYS BANK PLC


                                           By:  /s/ Gregory Roll
                                                -------------------------------
                                           Name:    Gregory Roll
                                                -------------------------------
                                           Title:   Vice President
                                                 ------------------------------


                                           CIBC (F/K/A CANADIAN IMPERIAL BANK)


                                           By:
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           CITIZENS BANK OF MASSACHUSETTS
                                           (AS SUCCESSOR TO US TRUST)


                                           By:
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                           DRESDNER BANK LATEINAMERIKA AG, MIAMI
                                           AGENCY

                                           By:  /s/ Alan Hills
                                                -------------------------------
                                           Name:    Alan Hills
                                                -------------------------------
                                           Title:   Vice President, CCB-NA
                                                 ------------------------------


                                           By:  /s/ Carlos Lamourtte
                                                -------------------------------
                                           Name:    Carlos Lamourtte
                                                -------------------------------
                                           Title:   A.V.P., CCB-NA
                                                 ------------------------------


                                           ERSTE BANK NEW YORK


                                           By:  /s/ Arcinee Hovanessian
                                                -------------------------------
                                           Name:    Arcinee Hovanessian
                                                -------------------------------
                                           Title:   Vice President
                                                 ------------------------------

                                           By:  /s/ John S. Runnion
                                                -------------------------------
                                           Name:    John S. Runnion
                                                -------------------------------
                                           Title:   First Vice President
                                                 ------------------------------




                                           FLEET BANK, N.A.


                                           By:  /s/ Thomas J. Levy
                                                -------------------------------
                                           Name:    Thomas J. Levy
                                                -------------------------------
                                           Title:   Vice President
                                                 ------------------------------


                                           FLEET BUSINESS CREDIT CORPORATION


                                           By:  /s/ Wes Manus
                                                -------------------------------
                                           Name:    Wes Manus
                                                -------------------------------
                                           Title:   Vice President
                                                 ------------------------------


                                           GENERAL ELECTRIC CAPITAL CORPORATION


                                           By:
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           HARCH CLO I, LTD.


                                           By:  /s/ Michael E. Lewitt
                                                -------------------------------
                                           Name:    Michael E. Lewitt
                                                -------------------------------
                                           Title:   Authorized Signatory
                                                 ------------------------------

                                           INDOSUEZ CAPITAL FUNDING III, LIMITED

                                           By: INDOSUEZ CAPITAL, as Portfolio
                                               Advisor


                                           By:  /s/ Melissa Marano
                                                -------------------------------
                                           Name:    Melissa Marano
                                                -------------------------------
                                           Title:   Vice President
                                                 ------------------------------


                                           INTERNATIONAL BANK OF MIAMI


                                           By:
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           THE MITSUBISHI TRUST AND BANKING
                                           CORPORATION


                                           By:  /s/ Toshihiro Hayashi
                                                -------------------------------
                                           Name:    Toshihiro Hayashi
                                                -------------------------------
                                           Title:   Senior Vice President
                                                 ------------------------------


                                           NATIONAL BANK OF CANADA


                                           By:  /s/ Michael Bloomenfeld
                                                -------------------------------
                                           Name:    Michael Bloomenfeld
                                                -------------------------------
                                           Title:   VP & Manager
                                                 ------------------------------

                                           By:  /s/ Jean Page
                                                -------------------------------
                                           Name:    Jean Page
                                                -------------------------------
                                           Title:   Vice President
                                                 ------------------------------




                                           NATIONAL CITY BANK OF KENTUCKY


                                           By:  /s/ Tom Gurbach
                                                -------------------------------
                                           Name:    Tom Gurbach
                                                -------------------------------
                                           Title:   Vice President
                                                 ------------------------------

                                           SCOTIABANC INC.


                                           By:  /s/ Frank F. Sandler
                                                -------------------------------
                                           Name:    Frank F. Sandler
                                                -------------------------------
                                           Title:   Director
                                                 ------------------------------


                                           SUMMIT BANK


                                           By:
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           SUNTRUST BANK


                                           By:  /s/ W. David Wisdom
                                                -------------------------------
                                           Name:    W. David Wisdom
                                                -------------------------------
                                           Title:   Vice President
                                                 ------------------------------

THE UNDERSIGNED GUARANTORS HEREBY ACKNOWLEDGE AND CONSENT TO THE CONSENT AND AMENDMENT NO. 4 TO THE AMENDED AND RESTATED CREDIT AGREEMENT AND REAFFIRM THEIR OBLIGATIONS UNDER THE FACILITY GUARANTY THIS 30TH DAY OF JUNE, 2000.

                                           APPLICA CONSUMER PRODUCTS, INC. f/k/a
                                           WINDMERE CORPORATION


                                           By:   /s/ Lisa R. Carstarphen
                                                -------------------------------
                                           Name:     Lisa R. Carstarphen
                                                -------------------------------
                                           Title:    Assistant Secretary
                                                 ------------------------------


                                           WINDMERE HOLDINGS CORPORATION


                                           By:   /s/ Lisa R. Carstarphen
                                                -------------------------------
                                           Name:     Lisa R. Carstarphen
                                                -------------------------------
                                           Title:    Secretary
                                                 ------------------------------


                                           WINDMERE HOLDINGS CORPORATION II


                                           By:   /s/ Lisa R. Carstarphen
                                                -------------------------------
                                           Name:     Lisa R. Carstarphen
                                                -------------------------------
                                           Title:    Secretary
                                                 ------------------------------


                                           BAY BOOKS & TAPES, INC.


                                           By:   /s/ Lisa R. Carstarphen
                                                -------------------------------
                                           Name:     Lisa R. Carstarphen
                                                -------------------------------
                                           Title:    Secretary
                                                 ------------------------------


                                           FORTUNE PRODUCTS, INC.


                                           By:   /s/ Lisa R. Carstarphen
                                                -------------------------------
                                           Name:     Lisa R. Carstarphen
                                                -------------------------------
                                           Title:    Secretary
                                                 ------------------------------

                                           HP DELAWARE, INC.


                                           By:   /s/ Lisa R. Carstarphen
                                                -------------------------------
                                           Name:     Lisa R. Carstarphen
                                                -------------------------------
                                           Title:    Secretary
                                                 ------------------------------


                                           APPLICA AMERICAS, INC. f/k/a HP
                                           AMERICAS, INC.


                                           By:   /s/ Lisa R. Carstarphen
                                                -------------------------------
                                           Name:     Lisa R. Carstarphen
                                                -------------------------------
                                           Title:    Secretary
                                                 ------------------------------

                                           HPG LLC


                                           By:   /s/ Lisa R. Carstarphen
                                                -------------------------------
                                           Name:     Lisa R. Carstarphen
                                                -------------------------------
                                           Title:    Secretary
                                                 ------------------------------


                                           HP INTELLECTUAL CORP


                                           By:   /s/ Lisa R. Carstarphen
                                                -------------------------------
                                           Name:     Lisa R. Carstarphen
                                                -------------------------------
                                           Title:    Secretary
                                                 ------------------------------


                                           WD DELAWARE, INC.


                                           By:   /s/ Lisa R. Carstarphen
                                                -------------------------------
                                           Name:     Lisa R. Carstarphen
                                                -------------------------------
                                           Title:    Secretary
                                                 ------------------------------